UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

Federal Home Loan Mortgage Corporation
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 1, 2010, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued its February 2010 Monthly Volume Summary. The Monthly Volume Summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference. Concurrently, Freddie Mac provided supplemental January 2010 data to the February 2010 Monthly Volume Summary, which is furnished as Exhibit 99.2 to this report, and is incorporated herein by reference.

The information in this item, including Exhibits 99.1 and 99.2 submitted herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed to be incorporated by reference into any disclosure document relating to Freddie Mac, except to the extent, if any, expressly set forth by specific reference in such document.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibits are being furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	February 2010 Monthly Volume Summary issued by Freddie Mac on April 1, 2010.

99.2	January 2010 supplement to Monthly Volume Summary issued by Freddie Mac on April 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Denny R. Fox

Denny R. Fox
Acting Principal Accounting Officer & Vice President — Accounting Policy & External Reporting

Date: April 1, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	February 2010 Monthly Volume Summary issued by Freddie Mac on April 1, 2010.

99.2	January 2010 supplement to Monthly Volume Summary issued by Freddie Mac on April 1, 2010.